UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018 (May 29, 2018)

Victory Oilfield Tech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608, Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

(512) 347-7300
(Registrant’s telephone number, including area code)

Victory Energy Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]
Item 8.01    Other Events.
On May 29, 2018, Victory Energy Corporation (the “Company”) filed a Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State to change the name of the Company from Victory Energy Corporation to Victory Oilfield Tech, Inc.
The name change was approved by the Company’s Board of Directors on April 20, 2018 and by the Company’s stockholders by written consent in lieu of a meeting on April 20, 2018. For more information regarding the name change, please see the Company’s information statement filed on May 3, 2018.
The new CUSIP Number for the Company’s common stock is 92647V 107. The Company’s common stock will continue to be quoted on the OTCQB Venture Market operated by OTC Markets Group under the symbol “VYEY.”
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2018	VICTORY OILFIELD TECH, INC.

/s/ Kenneth Hill
Name: Kenneth Hill
Title: Chief Executive Officer